U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2021

AKERS BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-36268	22-2983783
(State or other jurisdiction of	(Commission	(I.R.S. Employer
incorporation or organization)	File Number)	Identification Number)

1185 Avenue of the Americas

3rd Floor

New York, New York USA 10036

(Address of principal executive offices, including zip code)

(856) 848-8698

(Registrant’s telephone number, including area code)

201 Grove Road

Thorofare, New Jersey USA 08086

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	AKER	The NASDAQ Capital Market

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Departure of Interim Chief Financial Officer

On January 28, 2021, Stuart Benson notified Akers Biosciences, Inc. (the “Company”) that his employment as Interim Chief Financial Officer of the Company will cease effective as of January 29, 2021, as Mr. Benson’s employment with Brio Financial Group (“Brio”) will come to an end on the same date. Mr. Stuart Benson had served as Interim Chief Financial Officer pursuant to a CFO Consulting Agreement, dated July 21, 2020, between the Company and Brio, (the “Consulting Agreement”).

Appointment of Interim Chief Financial Officer

The Company has appointed Ian Rhodes as its new Interim Chief Financial Officer, pursuant to the same Consulting Agreement, with a term ending June 30, 2021, as reported in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on July 22, 2020 (the “July 8-K”). Pursuant to the Consulting Agreement, the Company paid Brio an initial retainer fee of $7,500 and will continue to pay a fixed monthly payment of $13,500. The Company will also be billed for travel and other out-of-pocket costs, such as report production, postage, etc. A copy of the Consulting Agreement was filed with the July 8-K as Exhibit 10.1.

Mr. Rhodes, age 48, joined Brio in January 2021. From March 2020 to December 2020, Mr. Rhodes served as the Interim CFO of Roadway Moving and Storage. From November 2018 to July 2019, he served as Interim CFO of Greyston Bakery and Foundation. From December 2016 to September 2018, Mr. Rhodes served as President, CEO and Director of GlyEco, Inc., and served as CFO of GlyEco, Inc. from February 2016 to December 2016. From May 2014 to January 2016, he served as CFO of Calmare Therapeutics. Mr. Rhodes began his career at PricewaterhouseCoopers, where he worked for 15 years. Mr. Rhodes holds a Bachelor of Science degree in Business Administration with a concentration in Accounting from Seton Hall University and is a licensed CPA in New York.

There is no arrangement or understanding between Mr. Rhodes and any other persons pursuant to which Mr. Rhodes was selected as an officer.

There are no family relationships between Mr. Rhodes and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”).

Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Rhodes had a direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AKERS BIOSCIENCES, INC.

Dated: February 3, 2021	/s/ Christopher C. Schreiber
Christopher C. Schreiber
President and Chief Executive Officer